Exhibit 10.2

SUBSCRIPTION

AGREEMENT

BY AND BETWEEN

SUPER LEAGUE ENTERPRISE, INC.

AND

EVO FUND

Dated as of August 18, 2026

TABLE OF CONTENTS

Article I

DEFINITIONS

Section 1.1	Definitions	5

Article II

ISSUANCE

Section 2.1	Closing	12
Section 2.2	[Reserved]	12
Section 2.3	Adjustments	12
Section 2.4	Name and Ticker Symbol	12
Section 2.5	Deliverables	12
Section 2.6	Closing Conditions	13

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

i

Article IV

REPRESENTATIONS AND WARRANTIES OF EVO

Article V

COVENANTS

Section 5.1	[Reserved]	31
Section 5.2	SEC Filings	31
Section 5.3	[Reserved]	31
Section 5.4	Certain Notices	32

Section 5.5	Transfer Restrictions	32
Section 5.6	Exchange Act Compliance	34
Section 5.7	Integration	34
Section 5.8	Effective Registration Statement	34
Section 5.9	Public Disclosures	35
Section 5.10	Non-Public Information	36
Section 5.11	Certain Transactions and Confidentiality	36
Section 5.12	Use of Proceeds	36
Section 5.13	Indemnification of Evo	37
Section 5.14	Listing of Securities	38
Section 5.15	Reservation of Common Stock	38
Section 5.16	Blue Sky Filings	38
Section 5.17	Acknowledgment of Dilution	39
Section 5.18	Certain Procedures	38
Section 5.19	Stockholder Rights Plan	39

Article VI

TERMINATION, AMENDMENT AND WAIVER

Article VII

MISCELLANEOUS

Exhibits

Exhibit A — Form of Registration Rights Agreement

Exhibit B —Form of Common Stock Warrant

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of August 18, 2026, is made and entered into by and between Super League Enterprise, Inc., a Delaware corporation (the “Company”), and Evo Fund, a Cayman Islands exempted company (“Evo”).

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act, the Company desires to issue to Evo certain common stock warrants of the Company as more fully described in this Agreement;

WHEREAS, the Board of Directors of Evo has, upon the terms and subject to the conditions set forth herein, approved and declared it advisable for Evo to enter into this Agreement and consummate such issuance of common stock warrants of the Company and the other transactions contemplated hereby (collectively, the “Transactions”);

WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously (i) determined that this Agreement and the Transactions are advisable, fair to and in the best interests of the Company and its stockholders, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) directed that this Agreement be submitted to the Company’s stockholders for its adoption, and (iv) recommended that the Company’s stockholders adopt this Agreement and the Transactions; and

WHEREAS, Evo and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and the Transactions.

NOW, THEREFORE, IN CONSIDERATION of the foregoing and the mutual promises, covenants and agreements of the parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“2014 Plan” means the Company’s 2014 Stock Option and Incentive Plan.

“2025 Equity Plan” means the Company’s 2025 Omnibus Equity Incentive Plan, as adopted on June 9, 2025 and amended on October 20, 2025.

“Action” has the meaning set forth in Section 3.11.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the recitals.

“Anti-Money Laundering Laws” has the meaning set forth in Section 3.43.

“BHCA” has the meaning set forth in Section 3.42.

“BTC” means the decentralized digital cryptocurrency maintained on the Bitcoin blockchain network.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Closing” has the meaning set forth in Section 2.1(b).

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to the Company’s obligations to deliver the Common Stock Warrants, in each case, have been satisfied or waived.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Common Stock Warrants” means the Warrant to Purchase Common Stock of Super League Enterprise, Inc., to be issued in the following two (2) tranches: (i) warrants to purchase up to 5,000,000 shares of Common Stock at an exercise price of $3.00 per share; and (ii) warrants to purchase up to 5,000,000 shares of Common Stock at an exercise price of $5.55 per share, each in the form of Exhibit B attached hereto.

“Common Stock Warrant Shares” means the shares of Common Stock issuable upon exercise of the Common Stock Warrants.

“Company” has the meaning set forth in the recitals.

“Company Board” has the meaning set forth in the recitals.

“Company Counsel” means Disclosure Law Group.

“Company Equity Awards” means any Company Option, Company RSU Award, Company PSU Award or Company Restricted Stock Award.

“Company Meeting” has the meaning set forth in Section 5.2(b).

“Company Option” means each outstanding option to purchase Common Stock granted by the Company pursuant to a Stock Option Plan.

“Company Plan” means an “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, policy, program, or arrangement providing employment, consulting, compensation or benefits (i) to any current or former director, officer, employee or individual contractor or service provider, including bonus and incentive plans, employment, management, severance, employee loan, fringe benefits, change in control, retention, transaction or similar bonuses, incentive equity or equity-based or phantom equity-based compensation or deferred compensation arrangements, medical, retiree medical, hospitalization, vision, dental or other health plans, disability, life insurance, retirement, pension plans, executive compensation or supplemental income arrangements, vacation or holiday pay policies, and any other compensation or employee benefit plan, agreement, arrangement, program, practice or undertaking and (ii) that is contributed to, sponsored or maintained by the Company, or with respect to which the Company has any current or contingent obligation or liability.

“Company PSU Award” means each outstanding award of restricted stock units granted by the Company pursuant to any Stock Option Plan that was granted subject to performance-based vesting conditions.

“Company Restricted Stock Award” means each outstanding award of restricted stock granted by the Company pursuant to any Stock Option Plan.

“Company RSU Award” means each outstanding award of restricted stock units granted by the Company pursuant to a Stock Option Plan, other than Company PSU Awards.

“Company Service Providers” has the meaning set forth in Section 5.1(m).

“Company Stockholder Approval” means such approval from the stockholders of the Company with respect to the issuance of all of the Common Stock Warrant Shares.

“Contract” means any legally binding agreement, arrangement, contract, lease (whether for real or personal property), power of attorney, note, bond, mortgage, indenture, deed of trust, loan, evidence of indebtedness, letter of credit, settlement agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, purchase and sale order, or other legal commitment to which, in each case, a Person is a party or bound.

“DGCL” means the General Corporation Law of the State of Delaware, as amended.

“DTC” means The Depository Trust Company.

“Environmental Laws” has the meaning set forth in Section 3.46.

“Equity Securities” means (i) any warrants, options and other equity securities directly or indirectly convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject) shares of capital stock or other equity securities of the Company (including, without limitation, any note or debt security convertible into or exchangeable for shares of capital stocks or other equity securities of the Company) or (ii) any rights or options directly or indirectly to subscribe for or purchase any shares of capital stock or other equity securities of the Company.

“ERISA” has the meaning set forth in Section 3.36.

“ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code and the regulations and published interpretations thereunder of which the Company is a member.

“Evaluation Date” has the meaning set forth in Section 3.21.

“Evo” has the meaning set forth in the recitals.

“Evo Party” has the meaning set forth in Section 5.13.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” has the meaning set forth in Section 3.40.

“Federal Reserve” has the meaning set forth in Section 3.42.

“Form 8-K” has the meaning set forth in Section 5.9.

“GAAP” has the meaning set forth in Section 3.7.

“GDPR” has the meaning set forth in Section 3.18.

“Governing Documents” means the certificate of incorporation and the bylaws of the Company, in each case, as amended, restated or modified from time to time and then in effect. As of the date of this Agreement, the Governing Documents are the Third Amended and Restated Certificate of Incorporation of the Company and Second Amended and Restated Bylaws of the Company.

“Hazardous Materials” has the meaning set forth in Section 3.46.

“Indebtedness” has the meaning set forth in Section 3.30.

“Intellectual Property” means all intellectual property rights in any jurisdiction, including all: (i) patents and patent applications; (ii) trademarks, service marks, trade dress, logos, slogans, brand names, trade names, Internet domain names and corporate names (whether or not registered), and other indicia of origin, and all applications and registrations in connection therewith; (iii) all copyrights (whether or not published), and all applications and registrations in connection therewith; (iv) mask works and industrial designs, and all applications and registrations in connection therewith; and (v) trade secrets and other intellectual property rights in confidential and proprietary information (including intellectual property rights, if any, in inventions, research and development information, know‑how, formulas, compositions, technical data, designs, drawings, financial, marketing and business data, customer and supplier lists, algorithms, pricing and cost information, business and marketing plans and proposals, and databases and compilations of data).

“Intellectual Property Rights” has the meaning set forth in Section 3.16.

“Investment Shares” means shares of Common Stock purchased by Metaplanet at a price of $3.00 per share.

“Issuance” has the meaning set forth in Section 2.1(a).

“IT Systems and Data” has the meaning set forth in Section 3.17.

“Legend Removal Request Date” has the meaning set forth in Section 5.5(d).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of clauses (i), (ii) or (iii), a “Material Adverse Effect”).

“Material Permits” has the meaning set forth in Section 3.14.

“Metaplanet” means Metaplanet Inc., a corporation organized under the laws of Japan, and its affiliates.

“Metaplanet Common Stock Warrants” means the warrants to purchase an aggregate of 381,000,000 shares of Common Stock issued to Metaplanet at the Closing.

“Metaplanet Common Stock Warrant Shares” means the shares of Common Stock issuable upon exercise of the Metaplanet Common Stock Warrants.

“Metaplanet Subscription Agreement” means that certain Subscription Agreement dated August 18, 2026 between the Company and Metaplanet Holdings, Inc.

“Notice of Exercise” has the meaning set forth in Section 5.18.

“Outside Date” has the meaning set forth in Section 6.1(d).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Personal Data” has the meaning set forth in Section 3.18.

“Privacy Laws” has the meaning set forth in Section 3.18.

“Privacy Policies” has the meaning set forth in Section 3.18.

“Proxy Statement” means a proxy statement or Schedule 14A filing under the Exchange Act or similar disclosure document relating to the adoption and approval of this Agreement and the Transactions by the Company’s stockholders.

“Registration Rights Agreement” means the Registration Rights Agreement to be entered into on the Closing Date, by and between the Company and Evo, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by Evo of the Common Stock Warrant Shares.

“Required Approvals” has the meaning set forth in Section 3.4.

“Required Minimum” means, as of any date, one hundred and fifty percent (150%) of the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including all Warrant Shares issuable upon exercise in full of all of the Warrants and all Strategic Alliance Shares issuable upon conversion in full of all shares of the Strategic Alliance Preferred Stock, excluding any conversion or exercise limits set forth therein.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Sanctions” has the meaning set forth in Section 3.38.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 3.7.

“Securities” means the Common Stock Warrants and the Common Stock Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Signing Press Release” has the meaning set forth in Section 5.9.

“Stock Option Plan” means (i) the 2025 Equity Plan, (ii) the 2014 Plan and (iii) any restricted stock unit or restricted stock awards granted by the Company outside of the 2025 Equity Plan or the 2014 Plan to Company Service Providers that have been disclosed to Evo prior to the date of this Agreement in the document titled “SuperLeague_award-summary_report_20260602112458_6.2.26”.

“Strategic Alliance Preferred Stock” means the strategic alliance convertible preferred stock, par value $0.001 per share, of the Company.

“Strategic Alliance Shares” means the shares of Common Stock issuable upon conversion of Strategic Alliance Preferred Stock.

“Taxes” means all Taxes and other charges in the nature of a Tax imposed by any governmental entity, including, without limitation, income, franchise, premium, windfall or other profits, gross receipts, real property, personal property, sales, use, goods and services, privilege Taxes, digital services, net worth, capital stock, business license, occupation, commercial activity, customs duties, alternative or add‑on minimum, environmental, payroll, employment, social security, unemployment, excise, estimated, withholding, ad valorem, stamp, transfer, registration and value-added Tax, and any interest, penalty, fine or additional amounts imposed by a governmental entity in respect of any of the foregoing, whether or not disputed.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means, collectively, this Agreement, the Common Stock Warrants, the Registration Rights Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder and thereunder.

“Transactions” has the meaning set forth in the recitals.

“Transfer Agent” means Equiniti Trust Company, the transfer agent of the Company as of the date hereof, and any successor transfer agent of the Company.

“Warrant Shares” means, collectively, the Common Stock Warrant Shares and the Metaplanet Common Stock Warrant Shares.

“Warrants” means, collectively, the Common Stock Warrants and the Metaplanet Common Stock Warrants.

“Willful and Material Breach” means a material breach by a party of its representations, warranties, covenants or other agreements set forth in this Agreement that is a consequence of an act or an omission undertaken or omitted by the breaching party with the actual knowledge that the taking of such act or omission would result in such breach.

ARTICLE II
ISSUANCE

Section 2.1      Closing.

(a)    On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to issue and sell Common Stock Warrants to purchase an aggregate of 10,000,000 shares of Common Stock to Evo (such transaction, the “Issuance”) in connection with the transactions contemplated by the Metaplanet Subscription Agreement.

(b)    On the Closing Date, the Company shall deliver to Evo the Common Stock Warrants, and the Company and Evo shall deliver the other items set forth in Section 2.5 that are deliverable at the closing of the Issuance of the Securities pursuant to Section 2.1 (the “Closing”). Upon satisfaction of the covenants and conditions set forth in Section 2.5 and Section 2.6, the Closing shall occur remotely by the electronic exchange of documents and signatures.

Section 2.2      [Reserved].

Section 2.3    Adjustments. All references in this Agreement to the Investment Shares, the Strategic Alliance Shares, Common Stock Warrant Shares and the Metaplanet Common Stock Warrant Shares shall be appropriately adjusted for any stock dividends, stock splits, reverse stock splits, combinations, reclassifications, share exchanges, recapitalizations, reorganizations and other similar events occurring after the date hereof.

Section 2.4     Name and Ticker Symbol. Prior to the Closing Date, the Company shall cause (a) the name of the Company to be changed to “Superplanet, Inc.” and (b) the ticker symbol shall be SUPA, which has been reserved with The Nasdaq Stock Market LLC.

Section 2.5      Deliverables.

(a)     On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Evo the following:

(i)     a legal opinion of Company Counsel, dated as of the Closing Date, in form and substance reasonably acceptable to Evo;

(ii)    Common Stock Warrants, which shall permit the consideration for any exercise price payable by Evo to be in U.S. dollars, U.S. dollar-denominated stablecoins, BTC or another mutually agreed form of consideration;

(iii)    the Registration Rights Agreement, duly executed by the Company; and

(iv)    a duly executed certificate of the Company’s Chief Executive Officer or Chief Financial Officer, dated as of the Closing Date, certifying as to the fulfillment of the conditions specified in Section 2.6(b)(i), Section 2.6(b)(viii), Section 2.6(b)(ix) and Section 2.6(b)(xi).

(b)    On or prior to the Closing Date, Evo shall deliver or cause to be delivered to the Company the Registration Rights Agreement, duly executed by Evo.

Section 2.6      Closing Conditions.

(a)    The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction or waiver in writing of the following conditions (it being understood and agreed that, notwithstanding anything in this Agreement to the contrary, no condition set forth below may be waived without the consent of the Company):

(i)    the accuracy in all material respects (or, to the extent any representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of Evo contained herein (unless such representation or warranty is expressly made as of a specific date therein, in which case, it shall be accurate in all material respects (or, to the extent such representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii)    all obligations, covenants and agreements of Evo required to be performed at or prior to the Closing Date shall have been performed or complied with; and

(iii)    the delivery by Evo of the item set forth in Section 2.5(b) of this Agreement.

(b)      The obligations of Evo hereunder in connection with the Closing are subject to the satisfaction or waiver in writing of the following conditions (it being understood and agreed that, notwithstanding anything in this Agreement to the contrary, no condition set forth below may be waived without the consent of Evo):

(i)    the receipt by the Company of all requested consents or waivers from its existing stockholders, including the Company Stockholder Approval;

(ii)    from the date hereof to and including the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market and, at any time prior to and including the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities. Notwithstanding the foregoing, this Section 2.6(b)(ii) shall not be construed to include suspension of trading of the Common Stock in the Company’s principal Trading Market on the date hereof for the purpose of disclosure of this Agreement and the other Transaction Documents, nor shall there have occurred any material outbreak or significant escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market, which, in each case, did not exist as of the date hereof and makes it impracticable or inadvisable to purchase the Common Stock Warrants at the Closing;

(iii)     the Company shall have filed with The Nasdaq Stock Market LLC a Notification Form: Listing of Additional Shares with respect to the Common Stock Warrant Shares;

(iv)     the accuracy in all material respects (or, to the extent any representations or warranties are qualified by materiality, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless such representation or warranty is expressly made as of a specific date therein, in which case, it shall be accurate in all material respects (or, to the extent any such representation or warranty is qualified by materiality, in all respects) as of such date);

(v)     all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed or complied with in all material respects;

(vi)      the delivery by the Company of each item set forth in Section 2.5(a) of this Agreement; and

(vii)     there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as otherwise disclosed or identified in the SEC Reports filed prior to the date hereof (other than disclosures contained in the “Forward Looking Statements” and “Risk Factors” sections of the SEC Reports or any other disclosures in the SEC Reports that are primarily predictive or forward-looking in nature); provided, that, any such disclosure or identification in such SEC Reports shall not be deemed to modify or qualify any of the representations or warranties set forth in any of Section 3.1 through Section 3.6, the Company hereby represents and warrants as of the date hereof, as of the Closing Date as follows (unless such representation or warranty is made as of a specific date therein, in which case, it shall be accurate as of such date):

Section 3.1     Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any provision of any of its Governing Documents. The Company is duly qualified to conduct business and is in good standing as a foreign Person or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect, and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 3.2    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by unanimous approval of the Company Board and all other necessary action on the part of the Company and no further action is required by the Company, the Company Board or the Company’s stockholders in connection herewith or therewith, other than in connection with the Required Approvals (as defined below). This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

Section 3.3    No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Governing Documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration, adjustment, exchange, reset, exercise or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt, equity or other instrument (evidencing Company equity, debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, governmental entity or Trading Market to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of clause (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

Section 3.4    Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental entity or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing of the Proxy Statement with the SEC; (ii) the Company Stockholder Approval; (iii) the filing with the SEC pursuant to the Registration Rights Agreement; and (iv) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Common Stock Warrants and the listing of the Common Stock Warrant Shares for trading thereon in the time and manner required thereby (collectively, the “Required Approvals”).

Section 3.5    Issuance of the Securities. The Common Stock Warrants are duly authorized, and when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Common Stock Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for the issuance of the Warrant Shares at least equal to the Required Minimum on the date hereof.

Section 3.6    Capitalization. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the issuance of shares of Common Stock to Company Service Providers or pursuant to exercise or settlement of awards under a Stock Option Plan. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no outstanding options (except for Company Options), warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or Contracts by which the Company is or may become bound to issue additional shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Evo). There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company. There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no Contracts by which the Company is or may become bound to redeem a security of the Company. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Company Board or any other Person is required for the issuance and sale of the Securities. There are no stockholder agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

Section 3.7   SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, registration statements, prospectuses and other documents required to be filed or furnished by the Company with the SEC under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2023 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, collectively, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

Section 3.8    Absence of Certain Changes or Events. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (x) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC; (iii) the Company has not altered its method of accounting; and (iv) the Company has not issued any Equity Securities to any officer, director or Affiliate, except pursuant to the 2025 Equity Plan. The Company does not have pending before the SEC any request for confidential treatment of information. Except as for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its business, prospects, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least five (5) Business Days prior to the date that this representation is made.

Section 3.9      Proxy Statement. None of the information supplied or to be supplied in writing by the Company for inclusion or incorporation by reference in the Proxy Statement will, on each applicable filing date, on the date that the Proxy Statement or any amendment or supplement thereto is mailed to the Company’s stockholders and at the time of the Company Meeting, as applicable, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not false or misleading (except that no representation or warranty is made by the Company to such portions thereof that relate to Evo or to statements made therein based on information supplied in writing by or on behalf of Evo for inclusion or incorporation by reference therein). The Proxy Statement shall comply in all material respects with the requirements of the Exchange Act and other applicable laws (provided, that, such representation and warranty shall not be made by the Company with respect to such portions thereof that relate to Evo, or to statements made therein based on information supplied in writing by or on behalf of Evo for inclusion or incorporation by reference therein).

Section 3.10  Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided Evo or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that Evo will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to Evo regarding the Company, its business and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve (12) months preceding the date of this Agreement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that Evo does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article IV hereof.

Section 3.11   Litigation. There is no action, claim, complaint, charge, arbitration, suit, inquiry, notice of violation, proceeding, litigation or investigation or other legal proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), in each case, before, by or involving any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), pending or, to the knowledge of the Company, threatened, that is against or affecting the Company or any of its properties, which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. The Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

Section 3.12    Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are good. To the knowledge of the Company, no executive officer of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement or any other Contract or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.13    Compliance. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) in violation of any judgment, decree or order of any court, arbitrator or other governmental entity; or (iii) in violation, or has been in violation of any statute, rule, ordinance or regulation of any governmental entity, including, without limitation, all foreign, federal, state and local laws relating to Taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not reasonably be expected to result in a Material Adverse Effect.

Section 3.14 Regulatory Permits. The Company possesses all certificates, authorizations, approvals, consents, registrations, licenses, qualifications, certifications and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports or as actually conducted (collectively, “Material Permits”), except where the failure to possess any such permit would not reasonably be expected to result in a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

Section 3.15    Title to Assets. The Company has good and marketable title in fee simple to all real property, if any, owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company, free and clear of all Liens, except for (i) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and (ii) Liens for the payment of federal, state or other Taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance.

Section 3.16   Intellectual Property. The Company has, or has rights to use, all Intellectual Property and other intellectual property rights and similar rights necessary or required for use in connection with its business as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.17    Cybersecurity. (i) (a) To the Company’s knowledge, there has been no material security breach or other material compromise of or relating to any of the Company’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (b) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company is presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification; (iii) the Company has implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company has implemented back-up and disaster recovery technology consistent with industry standards and practices.

Section 3.18    Compliance with Data Privacy Laws. (i) The Company is, and at all times during the last three (3) years was, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations known to the Company, including, without limitation, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”); (ii) the Company has in place, complies with, and takes appropriate steps reasonably designed to ensure compliance with its policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Privacy Policies”); (iii) the Company provides accurate notice of its applicable Privacy Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Privacy Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Company’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade SEC Act, as amended; (iii) “personal data” as defined by GDPR; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. None of such disclosures made or contained in any of the Privacy Policies have been inaccurate, misleading, or deceptive in violation of any Privacy Laws, and the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Privacy Policies. To the knowledge of the Company, the Company has not received written notice of any actual or potential liability of the Company under, or actual or potential violation by the Company of, any of the Privacy Laws. The Company is not currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law. The Company is not a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

Section 3.19    Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged and the value of its real and personal properties (owned or leased) and tangible assets, and each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms of such insurance policies. Other than customary end-of-policy notifications from insurance carriers, since January 1, 2026, the Company has not received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any material insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.

Section 3.20    Transactions with Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any Contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case, in excess of $120,000, other than for: (i) payment of salary or consulting fees for services rendered; (ii) reimbursement for expenses incurred on behalf of the Company; and (iii) other employee benefits, including under a Stock Option Plan.

Section 3.21   Sarbanes-Oxley Act; Internal Accounting Controls. The Company is in compliance with any and all material applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all material applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of each Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as defined in the Exchange Act) of the Company that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

Section 3.22    No Brokers and Finders. None of the Company nor any of its officers or directors on behalf of the Company has retained, utilized or employed any financial advisor, broker or finder to act as, and no financial advisory, broker’s fees, commissions or finder’s fees are or will be payable by the Company for, in each case, a book-runner, manager, placement agent or agent in connection with the Transactions (including the issuance and sale of the Securities) contemplated by this Agreement. Evo shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.22 that may be due in connection with the Transactions contemplated by this Agreement.

Section 3.23    Private Placement. Assuming the accuracy of Evo’s representations and warranties set forth in Article IV, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Evo as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of any Trading Market upon which the Company’s securities are traded or listed.

Section 3.24    Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. This representation assumes that BTC is not deemed a security.

Section 3.25   Shell Company Status. As of the date of this Agreement and the Closing Date, the Company is not a “shell company” nor a “former shell company” (as defined in Rule 405 of the Securities Act).

Section 3.26   Registration Rights. Other than (i) Evo with respect to the Common Stock Warrant Shares and (ii) Metaplanet with respect to the Investment Shares, Strategic Alliance Shares and Metaplanet Common Stock Warrant Shares, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

Section 3.27    Listing and Maintenance Requirements. The Common Stock is listed for trading on the Nasdaq Capital Market under the symbol “SLE.” The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and reasonably expects, that it will continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the DTC or another established clearing corporation and the Company is current in payment of the fees to the DTC (or such other established clearing corporation) in connection with such electronic transfer.

Section 3.28    [Reserved].

Section 3.29    No Integrated Offering. Assuming the accuracy of Evo’s representations and warranties set forth in Article IV, neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

Section 3.30    Solvency. Based on the consolidated financial condition of the Company as of the date of this Agreement and as of the Closing Date (after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder): (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as these mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date. The Company is not in default with respect to any indebtedness, including (x) any liabilities for borrowed money or amounts owed in excess of $50,000 in the aggregate (other than trade accounts payable incurred in the ordinary course of business); (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected on the Company’s consolidated balance sheet (or the notes thereto); and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP (collectively, “Indebtedness”).

Section 3.31    Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has timely filed all United States federal, state and local income and all foreign income and franchise, and all other material Tax returns, reports and declarations required by any jurisdiction to which it is subject; (ii) has paid all Taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations; and (iii) has set aside on its books provision reasonably adequate for the payment of all material Taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due by the Taxing authority of any jurisdiction, and to the Company’s knowledge, there is no basis for any such claim. There are no claims, assessments, demands, actions, suits, proceedings, or audits asserted or now in progress, or to the Company’s knowledge, threatened against the Company with respect to Taxes.

Section 3.32    Accountants. The Company’s independent registered public accounting firm is WithumSmith+Brown, PC. To the knowledge of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and the rules of the Public Company Accounting Oversight Board; (ii) is in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act; (iii) has not had its registration suspended or revoked and has not requested such registration be withdrawn; and (iv) has expressed and shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ended December 31, 2025 and ending December 31, 2026.

Section 3.33    Acknowledgments Regarding Evo. The Company acknowledges and agrees that Evo is acting solely in the capacity of an arm’s-length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Evo is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Evo or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to Evo’s purchase of the Securities. The Company further represents to Evo that the Company’s decision to enter into this Agreement and the Registration Rights Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

Section 3.34   Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities; (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities; or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

Section 3.35    Equity Awards. Each stock option, time-based restricted stock unit, performance-based restricted stock unit and other form of equity or equity-based compensation granted by the Company pursuant to any equity plan, program, practice, policy or arrangement of the Company for the issuance of shares of Common Stock, options, time-based restricted stock units, performance-based restricted stock units or other equity or equity-based awards to officers, directors, employees or consultants of the Company, including, without limitation, each Company Equity Award, was (i) granted in accordance with the terms of the applicable Stock Option Plan, any applicable award agreement thereunder and applicable law and (ii) if such award was a stock option, its exercise price per share of Common Stock was greater than or equal to the fair market value of the Common Stock on the date of grant of such stock option as determined under GAAP and applicable law. No stock option granted under any Stock Option Plan or otherwise granted by the Company has been retroactively granted, nor has the exercise price of any such stock option been determined retroactively in contravention of any applicable law. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its financial results or prospects.

Section 3.36   Benefits Plan Compliance. The Company and any Company Plan (as defined below) are in compliance in all material respects with the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”). No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Company Plan established or maintained by the Company or any of its ERISA Affiliates (as defined below). No Company Plan established or maintained by the Company or any of its ERISA Affiliates, if such Company Plan were terminated, would have any “amount of unfunded benefit liabilities” (with the meaning of ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975, 4976 or 4980B of the Code. No Company Plan is, and none of the Company or its ERISA Affiliates within the last six (6) years has, any liability or obligation with respect to, and no Company Plan is, (i) a multiemployer pension plan (as defined in Section 3(37) of ERISA), (ii) a pension plan subject to Section 302 or Title IV of ERISA or Section 412 of the Code, (iii) a “multiple employer plan” that is subject to Section 413(c) of the Code, or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. With respect to any ERISA Company Plan, the Company has not engaged in a transaction in connection with which the Company reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA. Each Company Plan established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a current determination, advisory or opinion letter to that effect from the United States Internal Revenue Service, and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification or Tax exemption of such Company Plan. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Company Plan has been established, funded, maintained and administered in accordance with its terms and in compliance with the applicable provisions of all applicable laws, and (ii) with respect to each Company Plan, as of the date of this Agreement, no Actions (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened.

Section 3.37    General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to Evo pursuant to this Agreement.

Section 3.38    Sanctions. Neither the Company nor any of its directors and officers, nor, to the knowledge of the Company, any agent, employee or Affiliate of the Company is currently subject to any United States sanctions administered by the United States government, including, without limitation, the Office of Foreign Assets Control of the United States Department of the Treasury, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any joint venture, partner or other Person or entity, for the purpose of financing the activities of any Person currently the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since April 24, 2019, the Company has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country subject to Sanctions.

Section 3.39   Foreign Corrupt Practices. The Company has not, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law; or (iv) violated in any material respect any provision of FCPA.

Section 3.40    FDA. The Company has no applications pending before the United States Food and Drug Administration (“FDA”) nor any products subject to the rules and regulations of the FDA.

Section 3.41    U.S. Real Property Holding Corporation. The Company is not and has never been a United States real property holding corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon Evo’s request.

Section 3.42    Bank Holding Company Act. Neither the Company nor any of its Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”), and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

Section 3.43   Anti-Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of (i) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (ii) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), (iii) the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) and (iv) the anti-money laundering laws of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental entity to which they are subject (collectively, the “Anti-Money Laundering Laws”), and no Action involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

Section 3.44   Payments and Political Contributions. Neither the Company nor, to the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.

Section 3.45     [Reserved].

Section 3.46   Environmental Laws. To its knowledge, the Company (i) is in material compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) has received all permits licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval where in each of clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.47    Other Covered Persons. The Company is not aware of any person that has been or will be paid (directly or indirectly) remuneration in connection with the sale of any Securities pursuant to this Agreement.

Section 3.48   No Disagreements. There are no disagreements of any kind presently existing, or that could reasonably be anticipated to arise, between the Company and the accountants and attorneys formerly or presently employed by the Company. The Company is current with respect to any fees owed to its accountants and attorneys which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

Section 3.49     Survival. The foregoing representations and warranties shall survive the Closing for a period of one (1) year from the Closing Date.

ARTICLE IV
    REPRESENTATIONS AND WARRANTIES OF EVO

Evo hereby represents and warrants as of the date hereof, as of the Closing Date to the Company as follows (unless such representation or warranty is made as of a specific date therein, in which case, it shall be accurate as of such date):

Section 4.1      Organization; Authority. Evo is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents to which Evo is a party and performance by Evo of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Evo. Each Transaction Document to which it is a party has been duly executed by Evo, and when delivered by Evo in accordance with the terms hereof, will constitute the valid and legally binding obligation of Evo, enforceable against it in accordance with its terms, except as limited by applicable law.

Section 4.2     No Conflicts. The execution, delivery and performance of the Transaction Documents by Evo to which it is a party, the purchase of the Securities in accordance with their terms and the consummation by Evo of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by Evo (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of Evo’s organizational documents, including, without limitation, its incorporation or formation papers or bylaws, or (ii) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to Evo or its respective properties or assets, except in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of Evo to perform its obligations under the Transaction Documents to which it is a party.

Section 4.3      [Reserved].

Section 4.4      [Reserved].

Section 4.5    No Brokers and Finders. None of Evo nor any of its officers or directors on behalf of Evo has retained, utilized or employed any financial advisor, broker or finder to act as, and no financial advisory, broker’s fees, commissions or finder’s fees are or will be payable by the Company for, in each case, a book-runner, manager, placement agent or agent in connection with the Transactions (including the issuance and sale of the Securities) contemplated by this Agreement.

Section 4.6    Own Account. Evo understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law. Evo (i) is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, (ii) has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and (iii) has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law, in each case, notwithstanding Evo’s right to sell the Securities pursuant to a registration statement, an exemption from registration under applicable federal and state securities laws or otherwise in compliance with applicable federal and state securities laws. Evo (x) is acquiring the Securities hereunder in the ordinary course of its business, (y) is not a party to any binding commitments and (z) has no current plan or intention to sell the capital stock of the Company purchased pursuant to this Agreement, other than any binding commitments it may have to transfer and/or pledge such capital stock upon the Closing to a prime broker under and in accordance with its prime brokerage agreement with such broker; provided, in each case, that such transfer and/or pledge shall not immediately result in Evo losing beneficial ownership (as defined in Rule 13d-3 of the Securities Act) over such securities.

Section 4.7     Sophisticated Investor. Evo is a sophisticated investor, with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities. Evo is capable of evaluating the merits and risk of such investment and has exercised independent judgment in evaluating its participation in the purchase of the Securities. Evo is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Evo acknowledges and agrees that the offering and sale of the Securities has not been registered under the Securities Act or any applicable state or foreign securities laws and is being made in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of Evo’s representations as expressed herein.

Section 4.8      General Solicitation. Evo was contacted regarding the sale of the Securities by the Company (or an authorized representative thereof), and Evo had a prior pre-existing relationship with the Company under the United States securities laws and interpretations. To the knowledge of Evo, no Securities were offered or sold to it by means of any form of general solicitation, and Evo is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, or to the knowledge of Evo, any other general solicitation or general advertisement.

Section 4.9      Access to Information. Evo has reviewed this Agreement and the other Transaction Documents to which it is party (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable Evo to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

Section 4.10     [Reserved].

Section 4.11    No Reliance. Evo acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any Person (including, without limitation, the Company or any of its Affiliates or representatives), other than statements made by the Company in the SEC Reports and the representations, warranties, covenants and agreements of the Company contained in the Transaction Documents, in making its investment or decision to invest in the Company. This undertaking is given freely and after obtaining independent legal advice.

Section 4.12     Securities Not Registered; Legends.

(a)     Evo acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and Evo understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by Evo unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. Evo understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of Evo’s control and which the Company may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. Evo acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Securities. Evo acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(b)    Evo acknowledges that any certificates or book entry notations evidencing the Securities may bear one or more legends in substantially the following form and substance:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

The Company acknowledges and agrees that the representations contained in this Article IV shall not modify, amend or affect Evo’s right to rely on the Company’s representations, warranties, covenants and agreements contained in this Agreement or any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions with respect to locating or borrowing shares to effect Short Sales or similar transactions in the future.

ARTICLE V
COVENANTS

Section 5.1       [Reserved].

Section 5.2       SEC Filings.

(a)     As promptly as practicable (and in any event within five (5) Business Days) after the execution of this Agreement, the Company shall prepare and file the Proxy Statement in preliminary form with the SEC. Evo and its counsel shall be given a reasonable opportunity to review and comment on the Proxy Statement before it is filed with the SEC, it being determined that a reasonable opportunity shall be an amount of time not to exceed three (3) Business Days, and the Company shall give due consideration in good faith to any additions, deletions or changes suggested thereto by Evo or its counsel. The Company shall use its reasonable best efforts to respond as promptly as practicable to any comments by the SEC staff in respect of the Proxy Statement and to cause the definitive Proxy Statement to be mailed to the Company’s stockholders as of the record date established for the Company Meeting as promptly as practicable after the date of this Agreement. The Company shall provide Evo and its counsel with copies of any written comments, and shall provide them with a summary of any oral comments, that the Company or its counsel receive from the SEC or its staff with respect to the Proxy Statement as promptly as practicable after receipt of such comments, and any written or oral responses thereto. Evo and its counsel shall be given a reasonable opportunity to review any such responses and the Company shall give due consideration in good faith to any additions, deletions or changes suggested thereto by Evo and its counsel. Evo shall (i) reasonably cooperate with the Company in the preparation of the Proxy Statement, and (ii) provide such other assistance as soon as reasonably practicable after receiving a request from the Company, in each case, as may be reasonably requested by the Company in the connection with the preparation, filing and distribution of the Proxy Statement.

(b)    The Company shall (i) mail the definitive Proxy Statement to the Company’s stockholders of record as of the record date for the Company Meeting as promptly as practicable following the date of this Agreement (and in any event within five (5) Business Days following the date on which the SEC confirms that it has no further comments on the Proxy Statement), (ii) as promptly as practicable after the execution of this Agreement, take all action necessary in accordance with the DGCL and the Governing Documents to establish a record date for the Company Meeting (including conducting “broker searches” in accordance with Rule 14a-13 of the Exchange Act and setting a preliminary record date for such Company Meeting), and duly call, give notice of, convene and hold a meeting of the Company’s stockholders within thirty (30) days following the mailing of the definitive Proxy Statement (or such later date as Evo and the Company may mutually agree in writing) for the purpose of obtaining the Company Stockholder Approval (the “Company Meeting”), and (iii)  use reasonable best efforts to solicit from the Company’s stockholder proxies in favor of the adoption of this Agreement. The Company may postpone or adjourn the Company Meeting from time to time.

Section 5.3       [Reserved].

Section 5.4      Certain Notices. From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with Article VI, unless prohibited by applicable law, each party shall give prompt notice to the other party if any of the following occur: (a) receipt of any notice or other communication from any Person alleging that the consent or approval of such Person is or may be required in connection with the Transaction, if the failure of such party to obtain such consent would be material to the Company or Evo; (b) receipt of any notice or other communication from any governmental entity or The Nasdaq Stock Market LLC (or any other Trading Market) in connection with the Transaction, if the subject matter of such communication would be material to the Company or Evo; or (c) such party becoming aware of the occurrence of an event that would reasonably be expected to result in any of the conditions to the Transaction set forth in Section 2.6 not being satisfied (including if such party becomes aware that any of its acknowledgments, understandings, agreements, representations and warranties of Evo set forth herein are no longer accurate in all material respects). Any such notice pursuant to this Section 5.4 shall not affect any representation, warranty, covenant or agreement contained in this Agreement, and any failure to make such notice (in and of itself) shall not be taken into account in determining whether the conditions set forth in Section 2.6 have been satisfied or give rise to any right of termination set forth in Article VI.

Section 5.5       Transfer Restrictions.

(a)    Notwithstanding any other provision of this Article V, Evo covenants that the Securities may only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with applicable state and federal securities laws and that it is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws. In connection with any transfer of Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or to an Affiliate of Evo or in connection with a pledge as contemplated in Section 5.5(b), or (iii) pursuant to Rule 144 (provided, that, Evo provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer of such transferred Securities does not require registration under the Securities Act. As a condition of transfer (other than pursuant to an effective registration statement or Rule 144), any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of Evo under this Agreement and the Registration Rights Agreement.

(b)    Evo agrees to the placement, so long as is required by this Section 5.5, of a legend or book entry notation on or with respect to any of the Securities in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(c)    The Company acknowledges and agrees that Evo may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) and if required under the terms of such arrangement, Evo may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At Evo’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

(d)    In connection with any sale or other disposition of the Common Stock Warrant Shares by Evo pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC) and upon compliance by Evo with the requirements of the Registration Rights Agreement, if requested by Evo, the Company shall cause the Transfer Agent to remove any restrictive legends related to the book entry account holding the Common Stock Warrant Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) trading days of any such request therefor from Evo (the “Legend Removal Request Date”); provided, that, the Company and the Transfer Agent have timely received from Evo customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith. The Company shall be responsible for the fees of its Transfer Agent, its legal counsel and all fees of DTC associated with such issuance.

(e)      In addition to Evo’s other available remedies, the Company shall pay to Evo in cash, if the Company fails to (i) issue and deliver (or cause to be delivered) to Evo by the third Trading Day following the Legend Removal Request Date a certificate representing the Securities so delivered to the Company by Evo that is free from all restrictive and other legends and (ii) if after the third (3rd) Trading Day following the Legend Removal Request Date Evo purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by Evo of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that Evo anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of Evo’s actual, documented total purchase price (including reasonable brokerage commissions and other reasonable out-of-pocket expenses) for the shares of Common Stock so purchased over the product of (A) such number of Common Stock Warrant Shares that the Company was required to deliver to Evo by the third (3rd) Trading Day following the Legend Removal Request Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by Evo to the Company of the applicable Common Stock Warrant Shares and ending on the date of such delivery and payment under this Section 5.5(e).

(f)    Evo agrees with the Company that Evo will only sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements (or any exemption therefrom), or an exemption from the registration requirements under federal and state securities laws, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates or book entry statements representing Securities as set forth in this Section 5.5 is predicated upon the Company’s reliance upon this understanding.

Section 5.6      Exchange Act Compliance. Until Evo does not own any Securities, the Company shall use commercially reasonable efforts to (i) maintain the registration of the Common Stock under Section 12(b) or Section 12(g) of the Exchange Act and (ii) timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, even if the Company is not then subject to the reporting requirements of the Exchange Act.

Section 5.7     Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

Section 5.8      Effective Registration Statement. If all or any portion of a Common Stock Warrant is exercised, at a time when there is an effective registration statement to cover the issuance or resale of the Common Stock Warrant Shares, the Common Stock Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date of the Registration Statement (or any subsequent registration statement registering the sale or resale of the Common Stock Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Common Stock Warrant Shares, the Company shall immediately notify Evo in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Common Stock Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or Evo to sell, any of the Common Stock Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use reasonable best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Common Stock Warrant Shares effective until there are no Common Stock Warrants remaining outstanding.

Section 5.9       Public Disclosures.

(a)     In connection with the execution and delivery of this Agreement, the Company shall (i)promptly issue a press release disclosing the material terms of the transactions contemplated hereby (the “Signing Press Release”) and (ii) within the time frame set forth in the Exchange Act, file a Current Report on Form 8-K (a “Form 8-K”) with the SEC, disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto, in each case, which Evo shall have been given the opportunity to review and comment in advance. Following the issuance of the Signing Press Release, so long as this Agreement is in effect, the Company shall consult with Evo and give Evo an opportunity to review and comment prior to issuing any press release or making any other similar public statement with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby; provided, however, that if such disclosure is required by applicable law, the Company shall promptly provide Evo with prior written notice of such public statement or communication.

(b)     Notwithstanding the foregoing, without Evo’s prior written consent (email being sufficient), the Company shall not identify Evo or its Affiliates by name or by identifiable description in any press release, on its website, in any marketing materials or investor presentations, on social media channels, or in any filing with any regulatory agency, Trading Market or the SEC, except (i) as required by federal securities laws, rules or regulations, including policies or other requirements of the SEC (which, for the avoidance of doubt, shall allow the Company to include Evo as a selling stockholder in the Registration Statement contemplated to be filed pursuant to the Registration Rights Agreement and in the filing of final Transaction Documents), and (ii) to the extent such disclosure is required by applicable law or Trading Market regulations, in which case, the Company shall, to the extent permitted by applicable law, provide Evo with prior notice of such disclosure permitted under this Section 5.9(b).

(c)     From and after the issuance of the Signing Press Release and Form 8-K, the Company represents to Evo that it shall have publicly disclosed all material, non-public information regarding the Company delivered to Evo by the Company or any of its officers, directors, employees or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. In addition, effective upon the issuance of the Signing Press Release and Form 8-K, the Company expressly acknowledges and agrees that Evo shall have no duty of confidentiality to the Company, as any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company or any of its officers, directors, agents, employees or Affiliates on the one hand, and Evo or any of its officers, directors, agents, employees or Affiliates on the other hand, shall terminate and be of no further force and effect. The Company understands and confirms that Evo shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Section 5.10   Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents (which shall be disclosed by the Company pursuant to Section 5.9), the Company agrees that neither it, nor any other Person acting on its behalf, will provide Evo or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto Evo shall have consented in writing (email being sufficient) to the receipt of such information and agreed with the Company in writing (email being sufficient) to keep such information confidential. To the extent that the Company or any of its officers, directors, employees, Affiliates or agents delivers any material, non-public information to Evo without Evo’s consent, the Company hereby agrees that Evo shall not have any duty of confidentiality to the Company or any of its officers, directors, employees, agents or Affiliates, or a duty to the Company or any of its officers, directors, employees, agents or Affiliates not to trade on the basis of, such material, non-public information, in each case, subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes or contains material, non-public information regarding the Company, the Company shall simultaneously file such notice with the SEC pursuant to a Form 8-K, along with the delivery of such notice. The Company understands and confirms that Evo shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Section 5.11    Certain Transactions and Confidentiality. Evo covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Signing Press Release. Evo covenants that until such time as the transactions contemplated by this Agreement are first publicly disclosed by the Company pursuant to the Signing Press Release, Evo will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents. The Company expressly acknowledges and agrees that, subject to the prohibitions contained above regarding Short Sales and elsewhere in this Agreement, (i) Evo does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Signing Press Release or otherwise; (ii) Evo shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Signing Press Release or otherwise; and (iii) Evo shall not have any duty of confidentiality or duty not to trade in the Company’s securities to the Company after the issuance of the Signing Press Release.

Section 5.12    Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder primarily to purchase BTC, fund transaction expenses, maintain liquidity reserves, and to the extent necessary, provide for working capital.

Section 5.13     Indemnification of Evo.

(a)    Subject to the provisions of this Section 5.13, the Company will indemnify and hold Evo and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls Evo (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Evo Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Evo Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against the Evo Parties in any capacity (including such Evo Party’s status as an investor), or any of them or their respective Affiliates, by the Company or any Company stockholder who is not an Affiliate of such Evo Party, arising out of or relating to any of the transactions contemplated by the Transaction Documents. For the avoidance of doubt, the indemnification provided herein is intended to, and shall also cover, direct claims brought by the Company against the Evo Parties; provided, however, that no indemnification in this Section 5.13 shall cover any loss, claim, damage or liability to the extent it is finally judicially determined to be attributable to any Evo Party’s breach of any of the representations, warranties, covenants or agreements made by such Evo Party in any Transaction Document, any Evo Party’s violation of state or federal securities law, or any conduct by a Evo Party which is finally judicially determined to constitute frauds or willful misconduct.

(b)      [Reserved].

(c)     If any action shall be brought against any Evo Party in respect of which indemnity may be sought pursuant to this Agreement, such Evo Party shall promptly notify the Company in writing, and except with respect to direct claims brought by the Company, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Evo Party. Any Evo Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Evo Party except to the extent that (x) the employment thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (z) in such action, there is, in the reasonable opinion of counsel retained by the Company to represent the applicable Evo Party, a material conflict on any material issue between the position of the Company and the position of such Evo Party, in which case, the Company shall be responsible for the reasonable fees and expenses of no more than one (1) such separate counsel. The Company may not settle, compromise or consent to the entry of any judgment in any pending or threatened action in which indemnification may be sought by any Evo Party hereunder (whether or not any Evo Party is an actual or potential party thereto), without the prior written consent of each Evo Party (which shall not be unreasonably withheld, delayed or conditioned), unless such settlement, compromise or consent provides for an unconditional and irrevocable release of such Evo Party from any and all liability arising out of such claim. The Company will not be liable to any Evo Party under this Agreement: (1) for any settlement by a Evo Party effected without the Company’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed) or (2) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Evo Party’s breach of any of the representations, warranties, covenants or agreements made by Evo in this Agreement or in the other Transaction Documents. The indemnification required by this Section 5.13 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Evo Party against the Company or any other Persons and any liabilities the Company may be subject to pursuant to applicable law.

Section 5.14    Listing of Securities. The Company shall use reasonable best efforts to, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering the Common Stock Warrant Shares; (ii) take all steps necessary to cause such Common Stock Warrant Shares to be approved for listing or quotation on such Trading Market as soon as possible thereafter; (iii) provide to Evo evidence of such listing or quotation; and (iv) maintain the listing or quotation of such Common Stock on such Trading Market or another Trading Market. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on a Trading Market and will use commercially reasonable efforts to comply with the Company’s reporting, filing, and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through DTC or another established clearing corporation, including, without limitation, by timely payment of fees to DTC or such other established clearing corporation in connection with such electronic transfer.

Section 5.15    Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock to enable the Company to issue the Warrant Shares pursuant to any exercise of the Warrants.

Section 5.16    Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to Evo at the Closing under applicable securities or “blue sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of Evo. Evo acknowledges and agrees to promptly provide to the Company or its representatives any such information as may be reasonably requested so as to allow the Company to comply with the provisions of this Section 5.16.

Section 5.17    Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Common Stock Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Evo and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

Section 5.18     Certain Procedures. The form of Notice of Exercise included in the Common Stock Warrants (the “Notice of Exercise”) sets forth the totality of the procedures required for Evo to exercise the Common Stock Warrants. No additional legal opinion, other information or instructions shall be required of Evo to exercise its Common Stock Warrants. Without limiting the preceding sentences, unless required by the Company’s Transfer Agent, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Common Stock Warrants. The Company shall honor exercises of the Common Stock Warrants and shall deliver the Common Stock Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

Section 5.19     Stockholder Rights Plan. No claim shall be made or enforced by the Company that (i) Evo is an “acquiring person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or (ii) Evo could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

ARTICLE VI
    TERMINATION, AMENDMENT AND WAIVER

Section 6.1     Termination. This Agreement may be terminated, and the Issuance and the other Transactions may be abandoned at any time prior to the Closing, whether before or (subject to the terms hereof) after receipt of the Company Stockholder Approval, by action taken or authorized by the board of directors of the terminating party or parties as follows (provided, however, that no such termination will affect the right of any party to sue for any breach by any other party):

(a)       by mutual written consent of Evo and the Company at any time prior to the Closing;

(b)     by either the Company or Evo, if the Company Stockholder Approval shall not have been obtained upon a vote taken at the Company Meeting duly convened therefor or any adjournment or postponement thereof;

(c)      by either the Company or Evo, if any court or other governmental entity of competent jurisdiction shall have enacted, issued or promulgated any law or order or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting, prior to the Closing, the consummation of the Issuance (or if applicable, the other Transactions), and such law, order or other action shall have become final and non‑appealable; provided, that, the right to terminate this Agreement pursuant to this Section 6.1(c) shall not be available to a party whose action or failure to perform or comply with any provision of this Agreement was a primary cause of (x) such law or order to be enacted, issued or promulgated or (y) the failure to remove such law or order;

(d)      by Evo, if the Closing has not been consummated on or before 11:59 p.m. (New York City time) on December 31, 2026 (the “Outside Date”), then Evo may, in its sole discretion, elect to extend the Outside Date to no later than 11:59 p.m. (New York City time) on March 31, 2027 (in which case, such date shall become the Outside Date for all purposes of this Agreement) by delivering written notice to the Company no later than 11:59 p.m. (New York City time) on December 31, 2026; provided, however, that, Evo shall not be permitted to terminate this Agreement pursuant to this Section 6.1(d) if there has been any breach by Evo of its representations, warranties or covenants contained in this Agreement, and such breach was a primary cause or primarily resulted in the failure of the Closing to have occurred prior to such date;

(e)      [Reserved];

(f)      [Reserved];

(g)     by Evo, at any time prior to the Closing, if (i) there has been a breach by the Company of any of its representations, warranties or covenants contained in this Agreement, in each case, such that any condition to the Issuance or other Transaction contained in Section 2.6(b)(iv) or Section 2.6(b)(v) is not capable of being satisfied while such breach is continuing, (ii) Evo shall have delivered to the Company written notice of such breach, and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions in Section 2.6(b)(iv) or Section 2.6(b)(v) prior to the Outside Date or, if capable of cure, shall not have been cured by the earlier of (x) the date that is twenty (20) days following the date of delivery of such written notice to the Company and (y) the Outside Date; provided, however, that, Evo shall not be permitted to terminate this Agreement pursuant to this Section 6.1(g) if Evo is then in breach of any of its representations, warranties or covenants contained in this Agreement, and such breach would result in the failure of the conditions set forth in Section 2.6(a)(i) or Section 2.6(a)(ii) to be satisfied; or

(h)     by the Company, at any time prior to the Closing, if (i) there has been a breach by Evo of any of its representations, warranties or covenants contained in this Agreement, in each case, such that any condition to the Issuance or other Transactions contained in Section 2.6(a)(i) or Section 2.6(a)(ii) is not capable of being satisfied while such breach is continuing, (ii) the Company shall have delivered to Evo written notice of such breach, and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions in Section 2.6(a)(i) and Section 2.6(a)(ii) prior to the Outside Date or, if capable of cure, shall not have been cured by the earlier of (x) the date that is twenty (20) days following the date of delivery of such written notice to Evo and (y) the Outside Date; provided, however, that, the Company shall not be permitted to terminate this Agreement pursuant to this Section 6.1(h) if the Company is then in breach of any of its representations, warranties or covenants contained in this Agreement, and such breach would result in the failure of any of the conditions set forth in Section 2.6(b)(iv) or Section 2.6(b)(v) to be satisfied.

Section 6.2    Effect of Termination. In the event of any proper and valid termination of this Agreement by either the Company or Evo as provided in Section 6.1, written notice thereof shall be given to the other party, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail, and this Agreement shall forthwith become void and have no further force and effect (other than this Section 6.2 and Article VII, each of which shall survive termination of this Agreement in accordance with their respective terms), and there shall be no liability or obligation on the part of Evo or the Company or their respective subsidiaries, officers, directors or representatives, except with respect to this Section 6.2 and Article VII; provided, that nothing herein shall relieve any party from liabilities or damages incurred as a result of a Willful and Material Breach by the Company, on the one hand, or Evo, on the other hand, of any of their respective representations, warranties, covenants or other agreements set forth in this Agreement prior to such termination, and the aggrieved party shall be entitled to all remedies available at law or in equity.

Section 6.3       [Reserved].

Section 6.4      Amendment. Subject to the provisions of any applicable law, this Agreement may be amended by each of the Company and Evo at any time prior to the Closing; provided, however, that, after receipt of the Company Stockholder Approval, no amendment may be made that, by applicable law or in accordance with the rules of any relevant stock exchange, requires further approval by the Company’s stockholders without such approval. Notwithstanding the foregoing, no provision of this Agreement may be amended, modified or supplemented, except by an instrument in writing signed by the parties hereto.

Section 6.5      Waiver. At any time prior to the Closing, subject to applicable law, Evo, on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any breach of the representations and warranties of the other contained herein or in any document delivered pursuant hereto or (c) waive compliance by the other with any of the agreements or covenants contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company or Evo in exercising any power, right, privilege or remedy hereunder in any manner shall operate as a waiver thereof or impair the exercise of any such right, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or of any other power, right, privilege or remedy hereunder.

ARTICLE VII
MISCELLANEOUS

Section 7.1      Fees and Expenses. Except as otherwise expressly set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, auditors, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by Evo), stamp Taxes and other Taxes and duties levied in connection with the delivery of any Securities to Evo.

Section 7.2   Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered (and shall be deemed to have been duly given, made or delivered upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, addressed as follows:

if to the Company, to:

Super League Enterprise, Inc.
2450 Colorado Avenue
Suite 100E
Santa Monica, California 90404
Attention: Matthew Edelman
Email: matt.edelman@superleague.com

with a copy (which shall not constitute notice) to:

Disclosure Law Group
600 West Broadway Suite 700
San Diego, California 92101
Attention: Jack Kennedy
Email: jkennedy@disclosurelawgroup.com

if to Evo, to:

Evolution Capital Management LLC

10250 Constellation Blvd., Ste. 2300

Los Angeles, California 90067

Attention: Gerald Tsai

Email: gerald.tsai@evofund.com; with a copy to lerch@evofund.com and

chisholm@evofund.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036-8704
Attention: Christopher J. Capuzzi
Email: christopher.capuzzi@ropesgray.com

Section 7.3      Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 7.4      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties hereto shall use its commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 7.5       Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior discussions, agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 7.6      Assignment. The Company may not assign this Agreement or any rights, interests or obligations hereunder without the prior written consent of Evo (other than by merger). Evo may assign any or all of its rights under this Agreement to any Person to whom Evo assigns or transfers any Securities; provided, that, such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to Evo. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 7.7     No Third-Party Beneficiaries. This Agreement is intended solely for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.14 and this Section 7.7.

Section 7.8       Construction.

(a)      Each of the parties and its counsel has reviewed and had an opportunity to revise this Agreement, and therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

(b)      For purposes of this Agreement, whenever the context requires:

(i)     The singular number shall include the plural, and vice versa.

(ii)    The words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(iii)    The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to the date set forth in the preamble, unless the context requires otherwise.

(iv)   References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder (provided, that, for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date).

(v)    Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the same meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(vi)    Any law defined or referred to herein or in any agreement or instrument that is referred to herein means such law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor laws (provided, that, for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date).

(vii)     References to a “party” or the “parties” are intended to refer to a party to this Agreement or the parties to this Agreement.

(viii)    Except as otherwise indicated, all references to “Sections,” “Articles” or “Exhibits” are intended to refer to Sections and Articles of this Agreement and Exhibits to this Agreement, respectively.

(ix)     All references in this Agreement to “$” are intended to refer to U.S. dollars.

(x)    Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive, and the words “shall” and “will” have the same meaning.

(xi)    Whenever this Agreement refers to a number of days, such number refers to calendar days, unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.

Section 7.9      Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would result in the application of the substantive laws of any other jurisdiction. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in any court of the State of New York in the County of New York or the United States District Court for the Southern District of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of any court of the State of New York in the County of New York or the United States District Court for the Southern District of the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such court, that such Action is improper or such court is an inconvenient venue for such Action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party hereto shall commence an Action to enforce any provisions of this Agreement, then, in addition to the obligations of the Company under Section 5.13, the prevailing party in such Action shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

Section 7.10    WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

Section 7.11    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Evo and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 7.12    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever Evo exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Evo may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Common Stock Warrant, Evo shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to Evo of the aggregate exercise price paid to the Company for such shares and the restoration of Evo’s right to acquire such shares pursuant to the Common Stock Warrants (including, issuance of a replacement warrant certificate evidencing such restored right).

Section 7.13    Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

Section 7.14    Payment Set Aside. To the extent that the Company makes a payment or payments to Evo pursuant to any Transaction Document or Evo enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 7.15    Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by email delivery or other transmission method, such signature shall be deemed to have been duly and validly delivered and shall create a legal, valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SUPER LEAGUE ENTERPRISE, INC.

By:	/s/ Matthew Edelman
Name: Matthew Edelman
Title: Chief Executive Officer

EVO FUND

By:	/s/ Michael Lerch
Name: Michael Lerch
Title: Director

[Signature Page to Subscription Agreement]

Exhibit A

Form of Registration Rights Agreement

[Attached]

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2026, is made and entered into by and between Super League Enterprise, Inc., a Delaware corporation (the “Company”), and Evo Fund, a Cayman Islands exempted company (“Evo”).

RECITALS

WHEREAS, the Company and Evo entered into that certain Subscription Agreement, dated as of August 18, 2026 (the “Subscription Agreement”), pursuant to which, among other things, the Company has issued to Evo certain common stock warrants (the “Warrants”) to purchase an aggregate of 10 million shares of common stock, par value $0.001 per share, of the Company (the “Common Stock” and such issuance, the “Transaction”); and

WHEREAS, in connection with the Transaction, the Company and Evo desire to enter into this Agreement, pursuant to which, among other things, the Company shall grant Evo certain registration rights with respect to certain securities of the Company, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1    Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer, the President or the principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” has the meaning set forth in the Preamble.

“Board” means the Board of Directors of the Company.

“Closing” means the closing of the transactions contemplated by the Subscription Agreement.

“Common Stock” has the meaning set forth in the Recitals.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble.

“Effectiveness Deadline” has the meaning set forth in Section 2.1.2.

“Evo” has the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form S-1” means a registration statement on Form S-1 or any similar long-form registration statement that may be available at such time.

“Form S-3” has the meaning set forth in Section 2.1.1.

”Investment Shares” has the meaning set forth in the Recitals.

“Losses” has the meaning set forth in Section 4.1.1.

“Maximum Number of Securities” means the maximum dollar amount or maximum number of equity securities that can be sold in an Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering.

“Metaplanet” means Metaplanet Inc., a corporation organized under the laws of Japan, and its affiliates.

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Piggyback Registration” has the meaning set forth in Section 2.3.1.

“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” means (i) the shares of Common Stock issuable upon the exercise of the Warrants, and (ii) any other equity security of the Company sold or issued or issuable with respect to any such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

2

“Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A)         all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(B)         fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)         printing, messenger, telephone and delivery expenses;

(D)         reasonable fees and disbursements of counsel for the Company; and

(E)         reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration.

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Securityholder Questionnaire” has the meaning set forth in Section 3.1.3.

“Shelf” has the meaning set forth in Section 2.1.1.

“Subscription Agreement” has the meaning set forth in the Recitals.

“Subsequent Shelf Registration” has the meaning set forth in Section 2.1.4.

“Transactions” has the meaning set forth in the Recitals.

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“Transfer Agent” has the meaning set forth in Section 2.5.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrants” has the meaning set forth in the Recitals.

ARTICLE II
REGISTRATIONS

2.1	Shelf Registration.

2.1.1    Filing of Registration Statement. During the thirty (30) days after the closing of the Transaction, the Company shall file a registration statement on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”), or if the Company is ineligible to use Form S-3, on Form S-1 (such registration statement filed pursuant to this Section 2.1.1 (a “Shelf”)), providing for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and as may be requested by, Evo. The Company shall maintain each Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep any such Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities included on such Shelf. In the event the Company files a Shelf on Form S-1, the Company shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 as soon as practicable after the Company is eligible to use Form S-3.

2.1.2    Effectiveness of Registration Statement. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as practicable after filing, and in any event, no later than (a) forty five (45) calendar days after the date the Registration Statement is filed with the Commission (or ninety (90) calendar days after the date the Registration Statement is filed if the Registration Statement is reviewed by the Commission) or (b) the third (3rd) business day after the Company is notified by the Commission that the Registration Statement will not be reviewed or is not subject to further review (the earlier of clauses (a) or (b), the “Effectiveness Deadline”). The Company shall notify Evo in writing as promptly as practicable, and in any event, within twenty four (24) hours, after the Registration Statement is declared effective.

2.1.3    Maintenance of Effectiveness. The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date that all of the Registrable Securities covered by such Registration Statement are no longer Registrable Securities.

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2.1.4    Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities included thereon are still outstanding, the Company shall use its commercially reasonable efforts to, as soon as practicable, cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as soon as practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement (a “Subsequent Shelf Registration”) registering the resale of all of the Registrable Securities, including on such Shelf, and pursuant to any method or combination of methods legally available to, and as may be requested by, Evo. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as soon as practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities included thereon. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. In the event that Evo holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon request of Evo shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, a Shelf (including by means of a post-effective amendment) or a Subsequent Shelf Registration and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration shall be subject to the terms hereof.

2.1.5    [Reserved.]

2.1.6    [Reserved.]

2.2	[Reserved.]

2.3	Piggyback Registration.

2.3.1    Piggyback Rights. If, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to Evo as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to Evo the opportunity to register the sale of such number of Registrable Securities as Evo may request in writing within fifteen (15) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by Evo pursuant to this Section 2.3.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. Evo shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company (which shall consist of one or more reputable nationally recognized investment banks).

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2.3.2    Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and Evo in writing that the dollar amount or number of the Common Stock that the Company desires to sell, taken together with (i) the Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than Evo hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.3 hereof, and (iii) the Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(a)    If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Evo exercising its rights to register its Registrable Securities pursuant to Section 2.3.1 hereof and the aggregate number of shares of Common Stock of Metaplanet, if any, as to which Registration has been requested, pro rata, based on the respective number of Registrable Securities that Evo has so requested exercising its rights to register its Registrable Securities pursuant to Section 2.3.1 hereof and Metaplanet has so requested pursuant to such separate written contractual piggy-back registration rights, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

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(b)    If the Registration is pursuant to a request by Metaplanet, then the Company shall include in any such Registration (A) first, the Common Stock or other equity securities, if any, of Metaplanet and the Registrable Securities that Evo has so requested exercising its rights to register its Registrable Securities pursuant to Section 2.3.1 hereof, pro rata based on the respective number of Registrable Securities that Evo has so requested exercising its rights to register its Registrable Securities pursuant to Section 2.3.1 hereof and Metaplanet has so requested which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

(c)    If the Registration is pursuant to a request by persons or entities other than Metaplanet and Evo, then the Company shall include in any such Registration (A) first, the Common Stock or other equity securities, if any, of such requesting persons or entities, other than Evo and Metaplanet, pro rata, based on the respective number of Registrable Securities that Evo has so requested exercising its rights to register its Registrable Securities pursuant to Section 2.3.1 hereof and Metaplanet has so requested pursuant to a separate written contractual piggy-back registration rights, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the aggregate number of Registrable Securities that each of Evo and Metaplanet has requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.3.3    Piggyback Registration Withdrawal. Evo shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration (or in the case of an Underwritten Registration pursuant to Rule 415 under the Securities Act, at least two (2) business days prior to the time of pricing of the applicable offering). The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.3.3.

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2.3.4    [Reserved.]

2.4    Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated Registration and provided that the Company has delivered written notice to Evo and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) Evo has requested to participate in an Underwritten Registration and the Company, Evo and such other participating selling stockholders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board, such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case, the Company shall furnish to Evo a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than sixty (60) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any twelve (12)-month period.

2.5    Legends. In connection with any sale or other disposition of the Registrable Securities by Evo pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) and upon compliance by Evo with the requirements of this Section 2.5, if requested by Evo, the Company shall cause the transfer agent for the Registrable Securities (the “Transfer Agent”) to remove any restrictive legends related to the book entry account holding such Registrable Securities and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) trading days of any such request therefor from Evo; provided, that, the Company and the Transfer Agent have timely received from Evo customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith. Subject to receipt from Evo by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, Evo may request that the Company remove any legend from the book entry position evidencing its Registrable Securities and the Company will, if required by the Transfer Agent, use its commercially reasonable efforts cause an opinion of the Company’s counsel be provided, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, following the earliest of such time as such Registrable Securities (i) are subject to or have been or are about to be sold pursuant to an effective registration statement or (ii) have been or are about to be sold pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission). If restrictive legends are no longer required for such Registrable Securities pursuant to the foregoing, the Company shall, in accordance with the provisions of this Section 2.5 and within two (2) trading days of any request therefor from Evo accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares. The Company shall be responsible for the fees of its Transfer Agent, its legal counsel and all fees of The Depository Trust Company associated with such issuance.

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ARTICLE III
COMPANY PROCEDURES

3.1    General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto, the Company shall, as expeditiously as possible:

3.1.1    prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all of the Registrable Securities covered by such Registration Statement have been sold;

3.1.2    prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by Evo or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all of the Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3    prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and Evo and Evo’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and Evo or the legal counsel for Evo may request in order to facilitate the disposition of the Registrable Securities owned by Evo, including a completed questionnaire in the form attached as Annex A hereto (a “Selling Securityholder Questionnaire”);

3.1.4    prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Evo (in light of its intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable Evo to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

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3.1.5    cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6    provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7    advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8    at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9    notify Evo at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10    permit a representative of Evo, the Underwriters, if any, and any attorney or accountant retained by Evo or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11    obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to Evo;

3.1.12    on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to Evo, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as Evo, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to Evo;

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3.1.13    in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14    make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

3.1.15    use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16    otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by Evo, in connection with such Registration.

3.2    Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by Evo that Evo shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, all reasonable fees and expenses of any legal counsel representing Evo.

3.3    Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4    Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, Evo shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to Evo, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than sixty (60) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, Evo agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify Evo of the expiration of any period during which it exercised its rights under this Section 3.4.

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3.5    Reporting Obligations. As long as Evo shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish Evo with true and complete copies of all such filings. The Company further covenants that it shall take such further action as Evo may reasonably request, all to the extent required from time to time to enable Evo to sell Common Stock held by it without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of Evo, the Company shall deliver to Evo a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

4.1    Indemnification.

4.1.1    The Company agrees to indemnify and hold harmless, to the extent permitted by law, Evo, its officers, directors, members, partners, agents and brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call) and each person who controls Evo (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable outside attorneys’ fees), judgments, fines, penalties, charges, and amounts paid in settlement (collectively, “Losses”) as incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, arising out of any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by Evo expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors, agents and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of Evo.

4.1.2    To the extent permitted by law, Evo shall indemnify and hold harmless the Company, its directors, officers and agents and each person who controls the Company (within the meaning of the Securities Act) against all Losses as incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, arising out of any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Evo expressly for use therein or (ii) to the extent, but only to the extent, that such information is contained in Evo’s information provided in the Selling Securityholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Evo expressly for use therein (it being understood that Evo has approved Annex A attached hereto for this purpose); provided, however, that the liability of Evo shall be limited to the net proceeds received by Evo from the sale of Registrable Securities pursuant to such Registration Statement. Evo shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

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4.1.3    Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that, the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4    The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and Evo also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or Evo’s indemnification is unavailable for any reason.

4.2    Contribution. If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of Evo under this Section 4.2 shall be limited to the amount of the net proceeds received by it in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.2 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.2. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.2 from any person who was not guilty of such fraudulent misrepresentation.

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4.3    Waiver of Medallion Guaranty. The Company agrees to use commercially reasonable efforts to enter into an indemnification agreement in customary form, in favor of the Transfer Agent (or any successor transfer agent or rights agent of the Company) in connection with the waiver of any requirement to provide a medallion guarantee in connection with any transfer of any equity securities of the Company by Evo or any of its Permitted Transferees.

ARTICLE V
MISCELLANEOUS

5.1    Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation.

Any notice or communication under this Agreement must be addressed:

if to the Company, to:

Super League Enterprise, Inc.
2450 Colorado Avenue
Suite 100E
Santa Monica, California 90404
Attention: Matthew Edelman
Email: matt.edelman@superleague.com

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with a copy (which shall not constitute notice) to:

Disclosure Law Group
600 West Broadway Suite 700
San Diego, California 92101
Attention: Jack Kennedy
Email: jkennedy@disclosurelawgroup.com

if to Evo, to:

Evolution Capital Management LLC

10250 Constellation Blvd., Ste. 2300

Los Angeles, CA 90067

Attention: Gerald Tsai

Email: gerald.tsai@evofund.com; with a copy to lerch@evofund.com and chisholm@evofund.com with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036-8704
Attention: Christopher J. Capuzzi
Email: christopher.capuzzi@ropesgray.com

Any party may change its notice information at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2    Assignment; No Third Party Beneficiaries.

5.2.1    This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2    This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of Evo.

5.2.3    This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.4    No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

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5.3    Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4    Governing Law; Venue. THIS AGREEMENT AND ALL CLAIMS ARISING OUT OF OR BASED UPON THIS AGREEMENT OR RELATING TO THE SUBJECT MATTER HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.5    Amendments and Modifications. Upon the written consent of the Company and Evo, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects Evo, solely in its capacity as a holder of the shares of the Company shall require the consent of Evo. No course of dealing between Evo or the Company or any failure or delay on the part of Evo or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of Evo or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6    Other Registration Rights. Except as disclosed by the Company in the Subscription Agreement, the Company represents and warrants that no person, other than Evo and Metaplanet, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.7    Term. This Agreement shall terminate with respect to Evo on the date that Evo no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

SUPER LEAGUE ENTERPRISE, INC.

By:
Name:
Title:

EVO FUND

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Annex A

SUPER LEAGUE ENTERPRISE, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of SUPER LEAGUE ENTERPRISE, INC., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein has the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Broker-Dealer Status:
(a)	Are you a broker-dealer?

Yes ☐    No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐    No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐    No ☐

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐    No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned acknowledges and agrees that the Securities Act and the rules and regulations promulgated thereunder require the undersigned to promptly (and in any event within five (5) business days) notify the Company in writing (email being sufficient) of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the undersigned holds Registrable Securities (as defined in the Registration Rights Agreement). In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

yyy

Exhibit B

Form of Common Stock Warrant

[Attached]

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF WARRANT TO PURCHASE COMMON STOCK

SUPER LEAGUE ENTERPRISE, INC.

Number of Shares: [●] (subject to adjustment)

Warrant No. [●][1]	Original Issue Date: [●], 2026

Super League Enterprise, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Evo Fund, a Cayman Islands exempted company, or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [●]2 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share”, and all such shares, the “Warrant Shares”) at an exercise price per share equal to $[●]3 per share (the “Exercise Price”), in each case, as adjusted from time to time as provided in Article 3, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after [●], 2026 (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on [●], 2028 (the “Termination Date”), but not thereafter.

This Warrant is one of a series of similar warrants issued pursuant to that certain Subscription Agreement, dated August 18, 2026 (the “Subscription Agreement”), by and between the Company and the Holder.

[1]	There will be two separate warrants.
[2]	Each tranche will consist of: (i) 5 million shares and (ii) 5 million shares, respectively.
[3]	Each tranche will have the following exercise price: (i) $3.00 per share and (ii) $5.55 per share, respectively.

ARTICLE 1

DEFINITIONS

Section 1.01    Definitions. In addition to the terms defined elsewhere in this Warrant referred to herein, the following terms have the meanings indicated in this Section 1.01:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Date from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX, as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair marked value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries (if any) which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Exempt Issuance” means the issuance or sale by the Company of (a) shares of Common Stock, Common Stock Equivalents, or other equity awards issuable pursuant to any stock option, equity incentive, compensation or similar plan in effect on the Original Issue Date or thereafter approved by the Board of Directors and/or the stockholders of the Company, as applicable; (b) shares of Common Stock or Common Stock Equivalents issuable upon conversion or exercise of any securities outstanding on the Original Issue Date, and any shares of Common Stock (or Common Stock Equivalents) issued in connection with the exercise, conversion or exchange of such securities; (c) shares of Common Stock and/or Common Stock Equivalents issued in connection with acquisitions, mergers, consolidations, reorganizations, strategic transactions or similar transactions approved by a majority of the Board of Directors, including issuances to sellers, licensors, consultants, advisors or their respective Affiliates; (d) any Warrant Shares issued pursuant to the exercise of this Warrant or any other Warrant issued by the Company pursuant to the Subscription Agreement; (e) any shares of Common Stock or Common Stock Equivalents issued pursuant to, or in connection with, the Subscription Agreement or the Metaplanet Subscription Agreement; (f) the Warrant Shares (or any other securities) issued or issuable to the Holder and their assigns hereunder, or under the Subscription Agreement or any other transaction document contemplated by the Subscription Agreement, including any other tranche of Warrant issued to the Holder or its assigns that is exercisable at a different exercise price, or upon exercise, conversion or exchange of any such securities. For purposes of Section 3.05, and notwithstanding anything therein to the contrary, any shares of Common Stock or Common Stock Equivalents issued in an Exempt Issuance shall not be deemed to be outstanding in the calculations of the fully-diluted basis for purposes of adjusting the number of Warrant Shares for which this Warrant is exercisable.

“Fair Market Value” means, with respect to any asset distributed as part of a Distribution, the fair market value of such asset as of the date of determination as determined in good faith by the Company.

“GAAP” means United States generally accepted accounting principles.

“Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, and is then current in its filing of all required reports and other information under the Securities Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Fundamental Transaction (as defined below) were Holder to exercise this Warrant on or prior to the closing thereof is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, and (iii) following the closing of such Fundamental Transaction, the Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by the Holder in such Fundamental Transaction were the Holder to exercise or convert this Warrant in full on or prior to the closing of such Fundamental Transaction, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Fundamental Transaction.

“Metaplanet” means Metaplanet Holdings, Inc., a Florida corporation.

“Metaplanet Subscription Agreement” means that certain Subscription Agreement entered into on August 18, 2026, between the Company and Metaplanet.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Original Issue Date, Nasdaq Capital Market.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of [●], 2026, by and between the Company and the Holder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Principal Trading Market with respect to the Common Stock that is in effect on the date of delivery of an applicable Exercise Notice, which as of the Original Issue Date was “T+1.”

“Trading Day” means a calendar day on which the Principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Equiniti Trust Company, LLC, the current transfer agent and registrar of the Company, and any successor appointed in such capacity.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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ARTICLE 2

EXERCISE

Section 2.01    Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by email (or email attachment) of the Notice of Exercise substantially in the form attached hereto as Exhibit 2.01 (the “Notice of Exercise”). Payment of the Exercise Price shall be payable by the Holder in U.S. dollars. Within the number of Trading Days comprising the Standard Settlement Period following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer to a bank account designated in writing by the Company or cashier’s check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days after the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day after receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof. For all purposes under this Warrant, the Exercise Price shall be denominated and determined solely in United States Dollars.

Section 2.02    Cashless Exercise. If, at any time following the Effectiveness Deadline (as defined in the Registration Rights Agreement) there is no effective registration statement on file with the Commission registering for resale the Warrant Shares, then this Warrant may also be exercised, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) delivered pursuant to Section (a) hereof on a calendar day that is not a Trading Day or (2) delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the highest Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. within two (2) hours of the Holder’s delivery of the Notice of Exercise pursuant to Section (a) hereof if such Notice of Exercise is delivered during “regular trading hours,” or within two (2) hours after the close of “regular trading hours” on a Trading Day or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is delivered pursuant to Section (a) hereof two (2) or more hours following the close of “regular trading hours” on such Trading Day;

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(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Section 2.03    Automatic Cashless Exercise on Termination Date. Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to Section 2.02. If such automatic exercise would result in the Holder exceeding the Beneficial Ownership Limitation, then the Company shall hold in abeyance delivery of any Shares in excess of such Beneficial Ownership Limitation until such time as the Holder notifies the Company that delivery of such Shares would not exceed the Beneficial Ownership Limitation.

Section 2.04    Holding Period for Cashless Exercise. If Warrant Shares are issued in a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. Without limiting any other provision in the Subscription Agreement or the Registration Rights Agreement, assuming (i) the Holder is not an Affiliate of the Company, and (ii) all of the applicable conditions of Rule 144 promulgated under the Securities Act with respect to Holder and the Warrant Shares are met in the case of such a cashless exercise, the Company agrees that the Company will cause the removal of the legend from such Warrant Shares.

Section 2.05    Mechanics of Exercise.

(a)    Delivery of Warrant Shares upon Exercise. Upon exercise of this Warrant, the Company shall promptly (but in no event later than the number of Trading Days comprising the Standard Settlement Period following the Exercise Date, such date the “Exercise Share Delivery Date”), upon the request of the Holder, cause the Transfer Agent to credit such aggregate number of shares of Common Stock specified by the Holder in the Exercise Notice and to which the Holder is entitled pursuant to such exercise (the “Exercise Shares”) to (i) the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit and Withdrawal At Custodian (“DWAC”) system or (ii) in book-entry form via a direct registration system (“DRS”) maintained by or on behalf of the Transfer Agent, in each case, so long as there is either (A) an effective registration statement permitting the issuance of the Warrant Shares to or the resale of such Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 promulgated under the Securities Act (assuming cashless exercise of the Warrants). If there is no effective registration statement and the Warrant Shares are not eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 promulgated under the Securities Act, the Company shall cause the Transfer Agent to either (i) record the Exercise Shares in the name of the Holder or its designee on the certificates reflecting the Exercise Shares with an appropriate legend regarding restriction on transferability, which shall be issued and dispatched by overnight courier to the address as specified in the Exercise Notice, and on the Company’s share register or (ii) issue such Exercise Shares in the name of the Holder or its designee in restricted book-entry form in the Company’s share register. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account, the date of the book entry positions or the date of delivery of the certificates evidencing such Exercise Shares, as the case may be. The Company agrees to maintain a Transfer Agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable.

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(b)    Buy-In. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to deliver to the Holder or its designee Exercise Shares in the manner required pursuant to Section 2.05(a) within the Standard Settlement Period following the Exercise Date (other than a failure caused by incorrect or incomplete information provided by the Holder to the Company) and the Holder or the Holder’s broker on its behalf purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”) but did not receive within the Standard Settlement Period, then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s sole discretion, promptly honor its obligation to deliver to the Holder or its designee the Exercise Shares pursuant to Section 2.05(a) and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in the Buy-In, less the product of (A) the number of shares of Common Stock purchased in the Buy-In, multiplied by (B) the Closing Sale Price of a share of Common Stock on the Exercise Date. The Holder shall provide the Company written notice promptly after the occurrence of a Buy-In, indicating the amounts payable to the Holder in respect of the Buy-In together with applicable confirmations and other evidence reasonably requested by the Company.

(c)    Company Obligations. To the extent permitted by law and subject to Section 2.05(b), the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Subject to Section 2.05(b), nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Exercise Shares; provided, however, that the Holder shall not be entitled to both (i) require the Company to reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 2.05(a).

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(d)    Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(e)    Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2.05(a) by the Exercise Share Delivery Date, then the Holder will have the right to rescind such exercise.

(f)    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(g)    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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Section 2.06    Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2.06, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.06 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.06, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.06, provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2.06 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until sixty-one (61) calendar days after such notice is delivered to the Company. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.06 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2.06 shall apply to a successor holder of this Warrant.

ARTICLE 3

CERTAIN ADJUSTMENTS

Section 3.01   Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any additional shares of Common Stock, then, in each such case, the number of Warrant Shares issuable upon exercise shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such event. Any adjustment made pursuant to this Article 3 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefor, the number of Warrant Shares shall be recomputed accordingly as of the close of business on such record date and thereafter the number of Warrant Shares issuable upon exercise shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends. Any adjustment pursuant to clause (ii), (iii) or (iv) of this section shall become effective immediately after the effective date of such subdivision, combination or issuance.

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Section 3.02    Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3.01, if at any time on or after the Original Issue Date, the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holder of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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Section 3.03    Fundamental Transactions. If, at any time while this Warrant is issued and outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of capital stock tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (iv) the Company consummates a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction) or (v) the Company effects any reclassification of the shares of Common Stock or any compulsory share exchange pursuant to which the shares of Common Stock are effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock pursuant to Section 3.01 above (in any such case, a “Fundamental Transaction”), then, following such Fundamental Transaction, the Holder shall have the right to receive, upon exercise of this Warrant, solely the same amount, form, proportion and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (i) the Alternate Consideration consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities and (ii) prior to, simultaneously with or promptly following the consummation thereof, any successor to the Company, surviving entity or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder of such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this Section 3.03 shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction where the consideration payable to holders of shares of Common Stock consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities, then this Warrant shall automatically be deemed to be exercised in full in a “cashless exercise” pursuant to Section 2.02 above effective immediately prior to and contingent upon the consummation of such Fundamental Transaction. Notwithstanding anything to the contrary, the consummation of the transactions contemplated by the Metaplanet Subscription Agreement shall not constitute a Fundamental Transaction. Notwithstanding anything herein to the contrary, the Holder shall not be entitled to elect, demand or receive a form of consideration different from that received by holders of the Common Stock in connection with any Fundamental Transaction, and shall receive only the same form and proportion of consideration that would have been received had the Warrant been exercised immediately prior to such Fundamental Transaction pursuant to the terms hereof.

Section 3.04    Pro Rata Distributions. If, on or after the Original Issue Date, the Company shall declare or make any dividend or other pro rata distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, but, for the avoidance of doubt, excluding any distribution of shares of Common Stock subject to Section 3.01, any distribution of Purchase Right subject to Section 3.02 and any Fundamental Transaction subject to Section 3.03) (a “Distribution”), then, in each such case, the number of Warrant Shares issuable upon exercise shall be multiplied by a fraction, the numerator of which shall be the Fair Market Value of the Common Stock as of the Business Day next preceding the record date and the denominator of which shall be the Fair Market Value of the Common Stock as of the Business Day next preceding the record date less the Fair Market Value, as of the record date, of the portion of cash, stock or other securities, property, options, evidence of indebtedness so distributed, in each case, applicable to one share of Common Stock, with such adjustment to become effective immediately prior to the opening of business on the day following the record date. Notwithstanding the foregoing, in the event that, with respect to any Distribution to which this Section 3.04 would otherwise apply, the denominator in the fraction referred to in the first sentence of this Section 3.04 is zero (or is a negative number), then the adjustment provided by this Section 3.04 shall not be made and in lieu of such adjustment, the Company shall deliver to the Holder on the date fixed for payment to stockholders of the Company of such cash, stock or other securities, property, options, evidence of indebtedness so distributed in respect of the number of Warrant Shares (determined as of the close of business on the record date) issuable upon exercise hereof.

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Section 3.05   Subsequent Equity Sales. Except for Exempt Issuances, at any time while this Warrant is outstanding, if the Company sells any option to purchase, or sells any shares of Common Stock or any Common Stock Equivalents, without consideration or for consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock or securities, then, in each such case, the number of Warrant Shares issuable upon exercise of this Warrant shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance and the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the Exercise Price in effect immediately prior to such issuance. For purposes of this Section 3.05, “fully diluted basis” shall be determined in accordance with the treasury stock method of computing fully diluted earnings per share in accordance with GAAP.

Section 3.06    Adjustments to Exercise Price. Simultaneously with any adjustment to the number of Warrant Shares issuable upon exercise pursuant to Article 3, the Exercise Price shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares issuable upon exercise shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment. Notwithstanding the foregoing, in no event may the Exercise Price be adjusted below the par value of the Common Stock then in effect.

Section 3.07    Calculations. All calculations under this Article 3 shall be made to the nearest fraction of a cent or the nearest 1/100th of a share, as applicable. For purposes of Article 3 (other than Section 3.05), the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

Section 3.08    Notice to Holder of Adjustments. Whenever there is an adjustment pursuant to any provision of Article 3, the Company shall, at its expense, promptly compute such adjustment, in good faith, in accordance with this Warrant and promptly deliver to the Holder and the Transfer Agent by email a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.

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ARTICLE 4

TRANSFER OF WARRANT

Section 4.01    Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4.01 hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit 4.01 duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Subject to compliance with all applicable securities laws, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any). Upon such surrender and, if required, such payment, the Company shall execute and shall, or will cause the Transfer Agent to, deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days after the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

Section 4.02    New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.01, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

Section 4.03    Warrant Register. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is permissibly assigned hereunder) hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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Section 4.04    Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that (x) the transferor (other than in connection with a transfer to an Affiliate of the transferor) provide to the Company an opinion of counsel to the effect that such transfer does not require registration of such transferred Warrant under the Securities Act and (y) that the transferee agree in writing to be bound by the terms of the Subscription Agreement and Registration Rights Agreement, with all the rights and obligations of a purchaser under such agreements.

ARTICLE 5

MISCELLANEOUS

Section 5.01    Charges, Taxes and Expenses. Issuance and delivery of Exercise Shares shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

Section 5.02    Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

Section 5.03    No Rights as Stockholder until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof pursuant to Section 2.05, except as expressly set forth in Article 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2.02, in no event shall the Company be required to net cash settle an exercise of this Warrant.

Section 5.04   Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

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Section 5.05    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken, or such right may be exercised, on the next succeeding Trading Day.

Section 5.06      Authorization.

(a)    Reservation of Authorized and Unissued Shares. The Company covenants that while the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable (which means that no further sums are required to be paid by the holders thereof in connection with the issue thereof) and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(b)    Noncircumvention. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

(c)    Authorizations, Exemptions and Consents. Before taking any action that would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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Section 5.07  Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

Section 5.08    Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

Section 5.09    Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service, addressed to the Company, at 2450 Colorado Ave., Suite 100E, Santa Monica, California 90404, Attention: Matthew Edelman, Chief Executive Officer, email address: matt.edelman@superleague.com, or such other email address or address as the Company may specify for such purposes by notice to the Holder. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service addressed to the Holder at the email address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via email at the email address set forth in this Section 5.09 prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via email at the email address set forth in this Section 5.09 on a calendar day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries (if any), the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

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Section 5.10    Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 5.11    Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

Section 5.12    Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a Fundamental Transaction in which this Warrant is not automatically “cashless exercised”.

Section 5.13    Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

Section 5.14    Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant shall be not be amended and the Company shall not take any action herein prohibited, or omit to perform any act herein required to be performed by it, unless the Company has obtained the written consent of the Holder.

Section 5.15    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SUPER LEAGUE ENTERPRISE, INC.

By:
Name:
Title:

[Warrant Signature Page]

Exhibit 2.01

NOTICE OF EXERCISE

TO:	SUPER LEAGUE ENTERPRISE, INC.

(1) The undersigned Holder of Warrant No. ___ hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of:

☐	Lawful money of the United States in immediately available funds in the sum of $__________, or
☐

If permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2.02, to exercise this Warrant with respect to the maximum number of Warrant Shares pursuant to the cashless exercise procedure set forth in Section 2.02.

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Name of Holder:
Signature of Authorized Signatory of Holder:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

[Signature Page to Warrant Exercise Notice – Holder]

Exhibit 4.01

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares of Common Stock.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
Address:
Phone Number:
Email Address:
Date:
Holder’s Signature:
Holder’s Address: